                                                                      EXHIBIT 11

INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Post Effective Amendment No. 10 to Registration Statement No. 33-38848 of CitiFunds Premium Trust (formerly known as Landmark Premium Funds) of our reports each dated October 6, 1997 appearing in the annual report to shareholders for the year ended August 31, 1997 of CitiFunds Premium U.S. Treasury Reserves (a series of CitiFunds Premium Trust) and U.S. Treasury Reserves Portfolio, and to the references to us under the headings "Condensed Financial Information" in the Prospectus and "Independent Accountants and Financial Statements" in the Statement of Additional Information, both of which are part of such Registration Statement.


Deloitte & Touche LLP
Boston, Massachusetts
December 23, 1997

                                                                      EXHIBIT 11

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of this Post-Effective Amendment No. 9 to the registration statement on Form N-1A (the "Registration Statement") of CitiFunds Premium Trust (formerly Landmark Premium Funds) of our report dated October 6, 1997, relating to the financial statements and financial highlights of CitiFunds Premium Liquid Reserves (formerly Premium Liquid Reserves) appearing in the August 31, 1997 Annual Report of CitiFunds Premium Liquid Reserves (formerly Premium Liquid Reserves), which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Condensed Financial Information" in the Prospectus and under the heading "Independent Accountants and Financial Statements" in the Statement of Additional Information.

/s/ Price Waterhouse LLP
    Price Waterhouse LLP
Boston, Massachusetts
December 23, 1997

                                                                      EXHIBIT 11

CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of this Post-Effective Amendment No. 9 to the registration statement on Form N-1A (the "Registration Statement") of CitiFunds Premium Trust (formerly Landmark Premium Funds) of our report dated October 6, 1997, relating to the financial statements and financial highlights of CitiFunds Premium Liquid Reserves (formerly Premium Liquid Reserves) appearing in the August 31, 1997 Annual Report of CitiFunds Premium Liquid Reserves (formerly Premium Liquid Reserves), which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Condensed Financial Information" in the Prospectus and under the heading "Independent Accountants and Financial Statements" in the Statement of Additional Information.

/s/ Price Waterhouse
    Price Waterhouse
Toronto, Ontario
December 23, 1997